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                                                                  Exhibit 99(ii)

                            CERTIFICATION PURSUANT TO
                                18 U.S.C. ss.1350
                             AS ADOPTED PURSUANT TO
                  SECITON 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Medicore, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), I, Daniel R. Ouzts, Principal Financial Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ Daniel R. Ouzts
                                    -------------------------------------------
                                    DANIEL R. OUZTS, Principal Financial Officer

Dated: March 27, 2003



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